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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                September 3, 1998


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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      1-27                    74-1383447
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
        incorporation)                 Number)            Identification Number)



       2000 Westchester Avenue,                                   10650
        White Plains, New York                                  (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events
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1.                On  September  3,  1998,  Texaco  Inc.  and Shell Oil  Company
                  announced that they have signed a non-binding Memorandum of Understanding with the intention of forming an alliance for
                  their  European  oil  products   marketing  and  manufacturing
                  activities.

                  In this connection, on September 3, 1998, the Registrant issued a Press Release entitled "Texaco and Shell Announce Signing of Memorandum of Understanding on European Marketing & Manufacturing Venture," a copy of which is attached hereto as
                  Exhibit 99.1 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)               Exhibits

         99.1 Press Release issued by the Registrant dated September 3, 1998, entitled "Texaco and Shell Announce Signing of
                  Memorandum of Understanding on European Marketing & Manufacturing Venture."



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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                               TEXACO INC.
                                                         -----------------------
                                                              (Registrant)





                                                     By:     K. M. Anderson
                                                         -----------------------
                                                               (Secretary)





Date:  September 3, 1998
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